EXHIBIT 99.4
GSAA_2004_04_IM
DISTRIBUTION BY
AMORTIZATION
TYPE

GSAA 04-4 IO Loan Data

                                                                                     Weighted
                             Number of                             Pct of Pool      Avg Gross           Weighted
Amortization Type              Loans       Principal Balance       by Prin Bal        Coupon            Avg FICO
--------------------------------------------------------------------------------------------------------------------------
2/6 Hybrid IO                    41           $11,642,506               5.63           5.507               694
3/1 Hybrid IO                   127           $34,430,333              16.65           5.614               698
3/6 Hybrid IO                   149           $47,117,994              22.79           5.622               698
5/1 Hybrid IO                   155           $43,323,500              20.95           5.715               692
5/6 Hybrid IO                   223           $70,248,189              33.98           5.825               691
--------------------------------------------------------------------------------------------------------------------------
TOTAL                           695          $206,762,522             100.00           5.703               694
                                     Weighted  Weighted  Pct Full
                    Avg Principal    Avg Orig  Avg Comb   Loan      Pct Owner
                         Bal           LTV       LTV       Doc      Occupied
--------------------------------------------------------------------------------
2/6 Hybrid IO         $283,964        76.94     82.05     21.59     85.96
3/1 Hybrid IO         $271,105        77.94     84.38     27.50     80.52
3/6 Hybrid IO         $316,228        76.75     82.18     27.50     79.93
5/1 Hybrid IO         $279,506        77.26     82.79     34.93     79.69
5/6 Hybrid IO         $315,014        73.87     79.15     17.63     78.52
--------------------------------------------------------------------------------
TOTAL                 $297,500        76.09     81.64     25.37     79.84


                              UPDATED POSITIONS MAY 13:08 Monday, June 7, 2004 1
                            Portfolio Summary Report
                        Prepared by Goldman, Sachs & Co.
------------------------------------------------------------------------------------------------------------------------------------
Pg   Pool Classification               Loans   Sched Balance  Gross WAC    Net WAC       Orig WA      ST WAM        Am WAM      Age
------------------------------------------------------------------------------------------------------------------------------------
0001 GSAA-04-04-IM  , IN POOL           13     $17,143,616     5.718        5.321          360          357          357         3
------------------------------------------------------------------------------------------------------------------------------------
*** TOTALS ***                          13     $17,143,616
------------------------------------------------------------------------------------------------------------------------------------

Disclaimer:
Copyright (C) 2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent. This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk. Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

Project:              UPDATED POSITIONS MAY       June 7, 2004  13:08  PAGE 0001
Deal                  GSAA-04-04-IM
Pool                  IN POOL

------------------------------------------------------------------------------------------------------------------------------------
Loans      Sched Balance   Gross WAC    Net WAC            Orig WA           ST WAM             Am WAM              Age
  13       $17,143,616       5.718       5.321               360               357               357                 3
------------------------------------------------------------------------------------------------------------------------------------
Loans        OLTV      Comb LTV            FICO        DTI        Margin      1st Cap     Per Cap    Life Ca    05/04 MTR
  13         63.0        65.8               689       31.10        2.79        4.30        1.29        6.00       48.91
------------------------------------------------------------------------------------------------------------------------------------


Gross Rate                  Sched Balance
--------------------------  ---------------------------
4.75 - 4.99%          6.50  $900,001 - $1000,00   51.38
5.25 - 5.49%         22.76  $1.0M - $1.25M         6.50
5.50 - 5.749%        16.99  $1.75M - $2.0M        11.18
5.75 - 5.99%         30.94  $2.25M - $2.5M        13.88
6.25 - 6.49%         22.80  $2.75M - $3.0M        17.06


Orig Term                   St Term
--------------------------  ---------------------------
356 - 360 Mont      100.00  351 - 355 Mont         5.64
                            356 - 360 Mont        94.36


St AM Term
---------------------------
Other/Unknown         76.92
351 - 355 Mont         5.64
356 - 360 Mont        17.45




Age
--------------------------
1                    13.88
2                    28.70
3                    34.80
4                    16.98
5                     5.64

Geography                   Orig LTV
--------------------------  ---------------------------
California           60.24  0.01-50.00%           11.18
Nevada               17.01  50.01-60.00%          16.97
New York              5.81  60.01-65.00%          28.41
Colorado              5.77  65.01-70.00%          31.99
Arizona               5.64  70.01-75.00%           5.64
Maryland              5.54  75.01-80.00%           5.81


Comb LTV                    FICO
--------------------------  ---------------------------
0.01-50.00%          11.18  620-649               11.36
50.01-60.00%         16.97  650-699               46.30
60.01-65.00%         28.41  700-749               36.53
65.01-70.00%         18.11  750-799                5.81
70.01-75.00%          5.64
75.01-80.00%          5.81
85.01-90.00%         13.88


Product                     Silent
--------------------------  ---------------------------
3/1 Hybr             11.45  N                     86.12
3/6 Hybr             23.45  Y                     13.88
5/1 Hybr             17.45
5/6 Hybr             47.65


Property Type               Purpose
--------------------------  ---------------------------
SINGLE FAMILY        51.70  RATE/TERM REFI        46.26
PUD                  36.66  PURCHASE              36.78
2-4 FAMILY           11.63  CASHOUT REFI          16.96


Occupancy                   Docs
--------------------------  ---------------------------
OWNER OCCUPIED       94.18  Stated                71.30
NON-OWNER             5.82  No Doc                22.88
                            Full Doc               5.81


Units                       DTI
--------------------------  ---------------------------
1                    88.37  Missing               22.88
2                     5.82  10.01-20.00%          17.00
4                     5.81  20.01-30.00%           5.34
                            30.01-40.00%          48.96
                            40.01-50.00%           5.81


MI
---------------------------
OLTV LE 80           100.00



Prepay Term                 Self Employ
--------------------------  --------------------
 0                   66.21  Y                     54.59
12                   16.81  N                     45.41
36                   11.17
24                    5.81


IO Flag                     IO Term
--------------------------  ---------------------------
Y                    76.92  60                    53.47
N                    23.08  36                    23.45


Arm Index                   Margins
--------------------------  ---------------------------
6 Month Lib          71.10  2.750                 82.94
1 Year CMT           28.90  3.000                 17.06


1st Rate Cap                Per Rate Cap
--------------------------  ---------------------------
3.00                 34.90  1.00                  71.10
5.00                 65.10  2.00                  28.90


Life Adj Cap
--------------------------
6.00                100.00

Disclaimer:
Copyright (C) 2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent. This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk. Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.